NYMEX Class A Member Meeting June 19, 2008 Exhibit 99.1

Bylaw Section 311(G)
If the Exchange determines, which determination must be consistent with all related protections and safeguards included in this Section 311,
to terminate permanently all open outcry floor trading for a particular listed product on the
NYMEX  Division and instead to list such NYMEX Division product for trading only via electronic trading,
or at least 90% of contract volume of such applicable NYMEX Division product is from electronic trading,
then in such case the owners of Class A memberships shall, at the time of termination or shift to electronic
trading,
thereafter be entitled to receive in perpetuity (or until the Exchange no longer lists such NYMEX product to  be  traded  electronically) the  greater  of  the following:
(x) 10% of the gross Exchange revenues attributable to all revenue, but not including market data fees or revenues from bilateral transactions cleared through NYMEX ClearPort Clearing (or its successor), from the electronic trading of such applicable NYMEX Division product; or
(y) 100% of the revenue from any additional special fee or surcharge that may be imposed by the
Exchange on the transaction fees applicable to the electronic trading of such applicable NYMEX
Division product.

2 Two Revenue Triggers Permanent termination of open outcry trading or "Shift" to at least 90% of contract volume from electronic trading (Note: This is a product-by-product determination)

“Shift” To At Least 90% Electronic Trading
Notice to Members No. 08-217 (April 23, 2008)
"Shift" occurs at the end of…
Two consecutive fiscal quarters
During each quarter, average quarterly electronic trading volume has equaled or exceeded 90% of the total contract volume in such product

A 311(G) “Shift” Is Not Temporary
Once triggered for a particular product, a 311(G) shift requires the revenue stream to continue
in perpetuity
or until NYMEX no longer lists such product for electronic
trading
Thus, a “shift” sufficient to justify permanent 311(G) payments cannot be
temporary
Short-term trading patterns (one day, month, quarter) do not reflect the reduction in open outcry floor trading, compared to contract volume, that is necessary to trigger permanent
revenue payments to members

The Definition Of “Shift” Takes Into Account Historical Data
Electronic Trading Volume as a Percentage of Total Contract Volume
74.83% 80.60% 81.33% 88.47% 89.02% 86.57% 61 Jan - Mar 2008
63.73% 77.02% 78.42% 84.78% 86.44% 83.00% 64 Oct - Dec 2007
64.94% 74.81% 79.17% 87.21% 86.38% 82.71% 63 July - Sept 2007
71.54% 68.92% 74.34% 82.92% 82.73% 78.25% 63 April - June 2007
64.76% 64.09% 65.62% 75.00% 71.73% 75.39% 61 Jan - Mar 2007
Palladium
(PA)
Platinum
(PL)
Natural
Gas (NG)
RBOB
Gasoline
(RB)
Heating
Oil (HO)
Light
Sweet
Crude
Oil (CL)
Trading
Days
Quarter Year

“Shift” Formula
As provided in Bylaw Section 311(G), a “shift” occurs when
“at least 90% of contract volume
of such applicable NYMEX Division
product is from
electronic
trading….”
Thus, to determine if a “shift” has taken place, it is necessary to divide “electronic trading” volume by “contract volume”
electronic trading volume
contract volume

“Contract Volume”
What is meant by “contract volume”?
Section 311(G) says “at least 90% of
contract
volume”
Section 311(G) does
not
say “at least 90% of
trading
volume”
As regularly reported by NYMEX Holdings, Inc., contract volume includes transactions submitted for clearing via NYMEX ClearPort® Clearing
Therefore, ClearPort® Clearing volume is included in the
denominator
for
purposes of determining if a shift has taken place
electronic trading volume
contract volume

When 311(G) Payments Begin To Accrue
Bylaw Section 311(G):
“If ... at least 90% of contract volume of such applicable NYMEX Division product is from electronic trading, then in such case the owners of Class A memberships shall, at the time of termination or shift to electronic trading, thereafter be entitled to receive” revenue payments
A “shift” occurs at the end of two consecutive fiscal quarters of over 90%
electronic trading    (Member Notice 217)